EXHIBIT 21.1

RESOURCE AMERICA, INC.

LIST OF SUBSIDIARIES

NAME OF SUBSIDIARIES	STATE OF INCORPORATION
Resource Financial Fund Management, Inc.	Delaware
Trapeza Capital Management, LLC	Delaware
Trapeza Manager, Inc.	Delaware
Trapeza Funding, LLC	Delaware
Trapeza Funding II, LLC	Delaware
Trapeza Funding III, LLC	Delaware
Trapeza Funding IV, LLC	Delaware
Trapeza Funding V, LLC	Delaware
Trapeza TPS, LLC	Delaware
Trapeza Management Group, LLC	Delaware
Structured Finance Fund GP, LLC	Delaware
Structured Finance Management, LLC	Delaware
Ischus Capital Management, LLC	Delaware
Apidos Capital Management, LLC	Delaware
Apidos Select Corporate Credit Fund GP, LLC	Delaware
Resource Financial Institutions Group, Inc.	Delaware
Resource Credit Partners GP, Inc.	Delaware
Resource Credit Management, LLC	Delaware
Resource Capital Manager, Inc.	Delaware
RAI Ventures, Inc.	Delaware
Chadwick Securities, Inc.	Delaware
Resource Europe Management Limited	UK
Resource Capital Markets, Inc.	Delaware
Resource Capital Investor, Inc.	Delaware
Resource Leasing, Inc.	Delaware
FLI Holdings, Inc.	Delaware
LEAF Financial Corporation	Delaware
Commerce Square Insurance Services, LLC	Delaware
Commerce Square Equipment Insurance Co.	Delaware
LEAF Ventures, LLC	Delaware
Merit Capital Manager, LLC	Delaware
Merit Capital Advance, LLC	Delaware
Merit Processing, LLC	Delaware
LEAF Ventures II, LLC	Delaware
Prompt Payment, LLC	Delaware
LEAF Capital Management, Inc.	Delaware
Lease Equity Appreciation Fund I, L.P.	Delaware
LEAF Fund I, LLC	Delaware
Lease Equity Appreciation Fund II, L.P.	Delaware
LEAF Fund II, LLC	Delaware
LEAF II B SPE, LLC	Delaware
LEAF II Receivables Funding, LLC	Delaware
LEAF Funding, Inc.	Delaware
LEAF Commercial Finance Fund, LLC	Delaware
Resource Capital Funding II, LLC	Delaware
Resource Asset Management, LLC	Delaware
LEAF Asset Management, LLC	Delaware
LEAF Equipment Leasing Income Fund III, L.P.	Delaware
LEAF Funding, LLC	Delaware
LEAF Capital Funding III, LLC	Delaware
LEAF Fund III, LLC	Delaware

LEAF III B SPE, LLC	Delaware
LEAF III C SPE, LLC	Delaware
LEAF Equipment Finance Fund 4, L.P.	Delaware
LEAF Funds Joint Venture 2, LLC	Delaware
LEAF Fund 4A SPE, LLC	Delaware
Resource Capital Funding, LLC	Delaware
Resource Real Estate Holdings, Inc.	Delaware
Resource Real Estate, Inc.	Delaware
Resource Capital Partners, Inc.	Delaware
Resource Real Estate Management, LLC	Delaware
Resource Capital Partners II, LLC	Delaware
RRE Investor, LLC	Delaware
Resource Real Estate Funding, Inc.	Delaware
RRE Leasco, LLC	Delaware
RRE Oak Park Leaseco, LLC	Delaware
Resource Real Estate Management, Inc.	Delaware
RRE D2R2 2007-1, LLC	Delaware
RRE HUD MF 2007, LLC	Delaware
RRE Sky Harbor, LLC	Delaware
RRE River Oaks, LLC	Delaware
RRE Shoreline, LLC	Delaware
RRE Twyckenham, LLC	Delaware
RRE Windsor Square, LLC	Delaware
RRE Wyandotte, LLC	Delaware
RRE West Tech, LLC	Delaware
RRE VIP Borrower, LLC	Delaware
RRE VIP International Village, LLC	Delaware
RRE VIP Regency Park, LLC	Delaware
RRE VIP Waterford Nevillewood, LLC	Delaware
Resource Real Estate Opportunity Advisor, LLC	Delaware
Resource Real Estate Opportunity REIT, Inc.	Delaware
RRE Opportunity Holdings, LLC	Delaware
Resource Real Estate Opportunity Manager, LLC	Delaware
RRE VIP Participant, LLC	Delaware
RCP Westchase Wyndham Manager, LLC	Delaware
RCP Pear Tree Manager, LLC	Delaware
RCP Wind Tree Manager, LLC	Delaware
RCP Falls at Duraleigh Manager, LLC	Delaware
RCP Sage Canyon Manager, LLC	Delaware
RCP Cuestas Manager, Inc.	Delaware
RCP Chenal Brightwaters Manager, LLC	Delaware
RCP Holdco I Manager, Inc.	Delaware
RCP Reserves Manager, Inc.	Delaware
RCP Foxglove Manager, Inc.	Delaware
RCP Santa Fe Manager, Inc.	Delaware
RCP Regents Center Manager, Inc.	Delaware
RCP Highland Lodge Manager, Inc.	Delaware
RCP Grove Manager, LLC	Delaware
RCP Avalon Manager, Inc.	Delaware
RCP Howell Bridge Manager, Inc.	Delaware
RCP Heritage Lake Manager, LLC	Delaware
RCP Magnolia Manager, LLC	Delaware
RCP West Wind Manager, LLC	Delaware
RCP Ryan’s Crossing Manager, LLC	Delaware
RCP Memorial Tower Manager, LLC	Delaware
RCP Cypress Landing Manager, LLC	Delaware

Cypress Landing Partners, LLC	Delaware
RCP Island Tree Manager, LLC	Delaware
Island Tree Partners, LLC	Delaware
RCP Villas Manager, LLC	Delaware
RCP Coach Lantern Manager, LLC	Delaware
RCP Foxcroft Manager, LLC	Delaware
RCP Tamarlane Manager, LLC	Delaware
RCP Park Hill Manager, LLC	Delaware
RCP Woodland Hills Manager, LLC	Delaware
RCP Brent Oaks Manager, LLC	Delaware
RCP Cape Cod Manager, LLC	Delaware
RCP Woodhollow Manager, LLC	Delaware
SR Fountains Holdings, LLC	Delaware
AR Real Estate Investors, LLC	Delaware
AR Real Estate, GP LLC	Delaware
RCP Nittany Pointe Manager, Inc.	Delaware
RCP Chinoe Creek Manager, Inc.	Delaware
RCP Portland Courtyard Manager, Inc.	Delaware
RCP Albuquerque Manager, Inc.	Delaware
RCP Fountains GP, Inc.	Delaware
RCP Mill Creek Manager, LLC	Delaware
RCP Windridge Manager, LLC	Delaware
RRE Howell Bridge Holdings, LLC	Delaware
RRE Bentley Place Holdings, LLC	Delaware
RRE Reserves Holdings, LLC	Delaware
RRE Reserves Holdco I, LLC	Delaware
RRE Regents Center Holdings, LLC	Delaware
RRE 1 Duraleigh Member, LLC	Delaware
RRE 2 Duraleigh Member, LLC	Delaware
RRE Avalon Member, LLC	Delaware
RRE Avalon Holdings, LLC	Delaware
RRE Funding I, LLC	Delaware
RRE Magnolia Holdings, LLC	Delaware
RRE West Wind Holdings, LLC	Delaware
RRE Ryan’s Crossing Holdings, LLC	Delaware
RRE Falls at Duraleigh Holdings, LLC	Delaware
RRE Sage Canyon Holdings, LLC	Delaware
RRE Cuestas Holdings, LLC	Delaware
RRE Heritage Lake Holdings, LLC	Delaware
RRE Heritage Lake TIC, LLC	Delaware
RRE Pear Tree Holdings, LLC	Delaware
RRE Wind Tree Holdings, LLC	Delaware
RRE West Chase Wyndham Holdings, LLC	Delaware
RRE Funding II, LLC	Delaware
RRE Villas Holdings, LLC	Delaware
RRE Memorial Towers Holdings, LLC	Delaware
RRE Coach Lantern Holdings, LLC	Delaware
RRE Foxcroft Holdings, LLC	Delaware
Foxcroft South Owners Association	Maryland
Foxcroft North Owners Association	Maryland
RRE Tamarlane Holdings, LLC	Delaware
RRE Park Hill Holdings, LLC	Delaware
RRE Bentley Place Holdco I, LLC	Delaware
RRE West Chase Wyndham TIC, LLC	Delaware
RRE Chenal Brightwaters TIC, LLC	Delaware
RRE Chenal Brightwaters Holdings, LLC	Delaware
RRE Highland Lodge TIC, LLC	Delaware
RRE Regents Center TIC, LLC	Delaware

RRE Heritage Lake TIC, LLC	Delaware
RRE Bentley Place TIC, LLC	Delaware
RRE Reserves TIC, LLC	Delaware
RRE Highland Lodge Holdings, LLC	Delaware
RRE Bent Oaks Holdings, LLC	Delaware
RRE Cape Code Holdings, LLC	Delaware
RRE Woodhollow Holdings, LLC	Delaware
RRE Woodland Hills Holdings, LLC	Delaware
RRE Mill Creek Holdings, LLC	Delaware
RRE Wyndridge Holdings, LLC	Delaware
Resource RSI Phase I, LLC	Delaware
Resource RSI Phase II, LLC	Delaware
Press Building, LLC	Delaware
Resource Programs, Inc.	Delaware
RCP Financial, LLC	Pennsylvania
Resource Properties VIII, Inc.	Delaware
Resource Properties XIV, Inc.	Delaware
Resource Properties XVII, Inc.	Delaware
Resource Properties XXIV, Inc.	Delaware
Resource Properties XXV, Inc.	Delaware
Resource Properties XXVI, Inc.	Delaware
Resource Properties XXX, Inc.	Delaware
Resource Properties XXXI, Inc.	Delaware
Resource Properties XXXIII, Inc.	Delaware
Resource Properties XL, Inc.	Delaware
Resource Properties XLI, Inc.	Delaware
Resource Properties XLVII, Inc.	Delaware
Resource Properties XLIX, Inc.	Delaware
Resource Properties 54, Inc.	Delaware
Chesterfield Mortgage Investors, Inc.	Delaware
Resource Commercial Mortgages, Inc.	Delaware
Resource Housing Investors I, Inc.	Delaware
Resource Housing Investors II, Inc.	Delaware
Resource Housing Investors III, Inc.	Delaware
Resource Housing Investors IV, Inc.	Delaware
Resource Rittenhouse, Inc.	Delaware